Exhibit 21
SYSCO CORPORATION
DIRECT AND INDIRECT SUBSIDIARIES, DIVISIONS AND DBA’s
(As of August 17, 2011)

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
A.M. Briggs, Inc.	Delaware
Baugh North Central Cooperative, Inc.	Delaware
Baugh Supply Chain, Inc.	Delaware
Buckhead Beef Company	Delaware
Contract Administrative Services, Inc.	Delaware
Economy Foods, Inc.	California
Focus Foodservice, LLC	Michigan
Freedman Food Service of Dallas, Inc.	Texas
Freedman Food Service of Denver, Inc.	Delaware
Freedman Food Service of San Antonio, LP	Texas
Freedman Food Service, Inc.	Texas
Freedman Meats, Inc.	Delaware
Freedman-KB, Inc.	Delaware
FreshPoint Arizona, Inc.	Delaware
FreshPoint Atlanta, Inc.	Georgia
FreshPoint California, Inc.	Delaware
FreshPoint Central California, Inc.	Delaware
FreshPoint Central Florida, Inc.	Florida
FreshPoint Connecticut, LLC	Delaware
FreshPoint Dallas, Inc.	Delaware
FreshPoint Denver, Inc.	Colorado
FreshPoint Il Paese, Inc.	Texas
FreshPoint Las Vegas, Inc.	Delaware
FreshPoint Nashville, Inc.	Tennessee
FreshPoint North Florida, Inc.	Florida
FreshPoint Oklahoma City, LLC	Delaware
FreshPoint Pompano Real Estate, LLC	Delaware
FreshPoint Puerto Rico, LLC	Puerto Rico
FreshPoint San Francisco, Inc.	California
FreshPoint South Florida, Inc.	Florida
FreshPoint South Texas, LP	Delaware
FreshPoint Southern California, Inc.	California
FreshPoint Tomato, LLC	Delaware
FreshPoint, Inc.	Delaware
Fulton Provision Co.	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Goldberg and Solovy Foods, Inc.	California
Guest Packaging, LLC	Delaware
Guest Supply Asia, Limited	Hong Kong
Lincoln Poultry & Egg Co.	Nebraska
Malcolm Meats Company	Delaware
Pallas Foods	Ireland
SFS Canada I, LP	Canada
SFS Canada II, LP	Canada
SFS GP I, Inc.	Canada
SFS GP II, Inc.	Canada
Shenzhen Guest Supply Trading Co., Limited	Hong Kong
Specialty Meat Holdings, LLC	Delaware
Sysco Albany, LLC	Delaware
Sysco Arizona Leasing, Inc.	Delaware
Sysco Arizona, Inc.	Delaware
Sysco Asian Foods, Inc.	Delaware
Sysco Atlanta, LLC	Delaware
Sysco Austin, Inc.	Delaware
Sysco Baltimore, LLC	Delaware
Sysco Baraboo, LLC	Delaware
Sysco Boston, LLC	Delaware
Sysco Canada, Company	Nova Scotia
Sysco Canada, Inc.	Canada
Sysco Central Alabama, Inc.	Delaware
Sysco Central California, Inc.	California
Sysco Central Florida, Inc.	Delaware
Sysco Central Illinois, Inc.	Delaware
Sysco Central Ohio, Inc.	Ohio
Sysco Central Ohio, Ltd.	Ohio
Sysco Central Ontario, Inc.	Ontario
Sysco Central Pennsylvania, LLC	Delaware
Sysco Charlotte, LLC	Delaware
Sysco Chicago, Inc.	Delaware
Sysco Cincinnati, LLC	Delaware
Sysco Cleveland, Inc.	Delaware
Sysco Columbia, LLC	Delaware
Sysco Connecticut, LLC	Delaware
Sysco Corporation	Delaware
Sysco Denver, Inc.	Colorado
Sysco Detroit, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco Disaster Relief Foundation, Inc.	Texas
Sysco East Texas, LLC	Delaware
Sysco Eastern Maryland, LLC	Delaware
Sysco Eastern Wisconsin, LLC	Delaware
Sysco Foundation, Inc.	Texas
Sysco George Town Limited	Cayman Islands
Sysco Global Holdings, B.V.	Netherlands
Sysco Global Resources, LLC	Delaware
Sysco Global Services, LLC	Delaware
Sysco Grand Cayman Company	Cayman Islands
Sysco Grand Rapids, LLC	Delaware
Sysco Guest Supply Europe Limited	United Kingdom
Sysco Guest Supply, LLC	Delaware
Sysco Gulf Coast, Inc.	Delaware
Sysco Hampton Roads, Inc.	Delaware
Sysco Holdings Limited	New Brunswick
Sysco Holdings of B.C., Inc.	Canada
Sysco Holdings of Kelowna, Inc.	Canada
Sysco Holdings, LLC	Delaware
Sysco Houston, Inc.	Delaware
Sysco Idaho, Inc.	Idaho
Sysco Indianapolis, LLC	Delaware
Sysco Intermountain, Inc.	Delaware
Sysco International Food Group, Inc.	Florida
Sysco International, ULC	Nova Scotia
Sysco Iowa, Inc.	Delaware
Sysco Jackson, LLC	Delaware
Sysco Jacksonville, Inc.	Delaware
Sysco Jamestown, LLC	Delaware
Sysco Kansas City, Inc.	Missouri
Sysco Kelowna, Ltd.	New Brunswick
Sysco Knoxville, LLC	Delaware
Sysco Las Vegas, Inc.	Delaware
Sysco Leasing, LLC	Delaware
Sysco Lincoln Transportation Company, Inc.	Nebraska
Sysco Lincoln, Inc.	Nebraska
Sysco Long Island, LLC	Delaware
Sysco Los Angeles, Inc.	Delaware
Sysco Louisville, Inc.	Delaware
Sysco Memphis, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco Merger Ohio II, Inc.	Delaware
Sysco Metro New York, LLC	Delaware
Sysco Minnesota, Inc.	Delaware
Sysco Montana, Inc.	Delaware
Sysco Nashville, LLC	Delaware
Sysco Netherlands Partners, LLC	Delaware
Sysco New Mexico, LLC	Delaware
Sysco New Orleans, LLC	Delaware
Sysco Newport Meat Company	Delaware
Sysco North Central Florida, Inc.	Delaware
Sysco North Dakota, Inc.	Delaware
Sysco Northern New England, Inc.	Maine
Sysco Oklahoma, LLC	Delaware
Sysco Philadelphia, LLC	Delaware
Sysco Pittsburgh, LLC	Delaware
Sysco Portland, Inc.	Delaware
Sysco Raleigh, LLC	Delaware
Sysco Resources Midwest, Inc.	Delaware
Sysco Resources Northeast, Inc.	Delaware
Sysco Resources Services, LLC	Delaware
Sysco Resources Southeast, Inc.	Delaware
Sysco Resources Southwest, Inc.	Delaware
Sysco Resources West, Inc.	Delaware
Sysco Resources, Inc.	Delaware
Sysco Riverside, Inc.	Delaware
Sysco Sacramento, Inc.	Delaware
Sysco San Antonio, Inc.	Delaware
Sysco San Diego, Inc.	Delaware
Sysco San Francisco, Inc.	California
Sysco Seattle, Inc.	Delaware
Sysco Services LLC	Delaware
Sysco South Florida, Inc.	Delaware
Sysco Southeast Florida, LLC	Delaware
Sysco Spokane, Inc.	Delaware
Sysco St. Louis, LLC	Delaware
Sysco Syracuse, LLC	Delaware
Sysco USA I, Inc.	Delaware
Sysco USA II, LLC	Delaware
Sysco Ventura, Inc.	Delaware
Sysco Virginia, LLC	Delaware

SUBSIDIARY NAME	JURISDICTION OF INCORPORATION
Sysco West Coast Florida, Inc.	Delaware
Sysco-Desert Meats Company, Inc.	Delaware
SYY Netherlands C.V.	Netherlands
The SYGMA Network, Inc.	Delaware
Walker Foods, Inc.	New York